UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Koss Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐ Fee paid previously with preliminary materials.
☐ Fee Computed on table in exhibit required by Item 25(b) per Exchange Act Rule 14a-66(i)(1) and 0-11

Your Vote Counts! KOSS CORPORATION 2023 Annual Meeting Vote by October 17, 2023 11:59 PM ET V22144-P97924 You invested in KOSS CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on October 18, 2023. Get informed before you vote View the Notice and Proxy Statement, Form 10-K and Shareholder Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 4, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* October 18, 2023 8:00 a.m. CST Virtually at: www.virtualshareholdermeeting.com/KOSS2023 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. KOSS CORPORATION 2023 Annual Meeting Vote by October 17, 2023 11:59 PM ET Board Voting Items Recommends 1. ELECTION OF DIRECTORS Nominees: 01) Thomas L. Doerr 04) Lenore E. Lillie 02) Michael J. Koss OS) William J. Sweasy 03) Steven A. Leveen O For 2. TO APPROVE, ON A NON-BINDING ADVISORY BASIS, COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS. O For 3. PROPOSAL TO RATIFY THE APPOINTMENT OF WIPFLI LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2024. Q For 4. TO APPROVE THE KOSS CORPORATION 2023 EQUITY INCENTIVE PLAN. O For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. V22145-P97924